EXHIBIT 10.24

AMENDMENT NO. 3 TO
SERVICES AND EXCLUSIVITY AGREEMENT

This Amendment No. 3 to Services and Exclusivity Agreement (“Amendment No. 3”) is made and entered into as of April 8, 2010, by and between LAYNE CHRISTENSEN COMPANY, a Delaware corporation (“Layne”) and CADIZ INC., a Delaware corporation (“Cadiz”), (each a “Party” and collectively the “Parties”).

RECITALS

A.	The Parties signed that certain Services and Exclusivity Agreement dated as of November 2, 2009 (“Original Agreement”);

B.	On or about January 4, 2010, the Parties signed that certain Amendment No. 1 to Services and Exclusivity Agreement (“Amendment No. 1”);

C.	On or about January 18, 2010, the Parties signed that certain Amendment No. 2 to the Services and Exclusivity Agreement (“Amendment No. 2”);

D.	The Parties desire to confirm the services performed by Layne and the amount of payment owed to layne for work with respect to the TW-3 Well (“TW-3 Well”);

E.	The Original Agreement, as amended by Amendment No. 1 and Amendment No. 2 may hereafter by referred to as the “Agreement”.

AGREEMENT

NOW THEREFORE, the Parties agree as follows:

1.
Amendment.  The Agreement is hereby modified and amended by this Amendment No. 3. Except as expressly modified herein, the Agreement continues in full force and effect. All capitalized terms not defined herein shall have the meanings given in the Agreement.

2.
Conversion to Monitoring Well.  The Parties agree that the TW-3 Well has been completed as a test well. Layne subsequently converted the TW-3 Well into a monitoring well, including 500’ of 2” blank well casing with 20’ of screen (total depth 520’), including gravel pack, seal and protective monument.

3.
Payment of TW-3 Well.  Attached as Exhibit A is the TW-3 Core Drilling & Precollar Installation statement for the TW-3 Well. Attached as Exhibit B is the TW-3 Packer Testing & Complete a 2” Monitoring Well statement for the TW-3 Well. The full and final payment for the TW-3 Well is $205,780. Payment will be made in accordance with Section 3 of Amendment No. 2; provided however, the Parties agree that the Initial Payment is $82,312 and the Remaining Payment is $123,468.

4.	Execution in Counterparts. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have set forth their signatures as of the date first written above.

CADIZ INC.	LAYNE CHRISTENSEN COMPANY

/s/ Scott S. Slater	/s/ Doug Watson
Scott S. Slater	By: Doug Watson
General Counsel	Its: General Counsel